                                                                     Exhibit 99


                                    BOAA 02-1

THIS DEAL IS OFF OF THE BANK OF AMERICA ALTERNATIVE LOAN TRUST SHELF (BOAA - FOR BLOOMBERG SYMBOL)

USING PPC CURVE: 100% PPC CURVE DEFINED AS: 6.00% CPR, STEPPING 1.27272727% PER MONTH, ENDING AT 20% IN MONTH 12.


Allocation of Principal

Accrual Amount

A3 to A2 and A22, pro rata, to zero, then to A3 to zero

Principal Amount

1. NAS to schedule (NAS - shift%*NonPoPrin*NAS Bal/NonPoBondBal)

2. To A1 and A11, pro rata, to zero

3. To A2 and A22, pro rata, to zero

4. To A3 to zero

5. NAS to zero

BAFC0202 - Summary



                                                       Assumptions
Settlement          29-Nov-2002   Prepay           100 PPC
1st Pay Date        25-Dec-2002   Default            0 CDR
                                  Recovery           0 months
                                  Severity                      0%
Tranche                                    Principal     Avg
Name        Rating Balance       Coupon    Window        Life        Dur Yield
----        --------------       ------    ------        ----        ---------
PO                225,095.78        0     12/02 - 05/32        4.46
WAC_IO        133,728,016.00    0.459     12/02 - 05/32       4.484
NAS            15,000,000.00        6     12/07 - 05/32      10.652
A1             22,159,500.00        6     12/02 - 09/04           1
A11            22,159,500.00        6     12/02 - 09/04           1
A2             38,772,000.00        6     12/02 - 11/10           4
A22            38,772,000.00        6     12/02 - 11/10           4
Z               4,811,904.22        6     11/10 - 05/32      11.453
SUBORD          8,100,000.00        6     12/02 - 05/32          10


 Deal Summary Report                            BAFC0202

                                                Collateral
               Balance                WAC       WAM     WAL       Dur
               $150,000,000.00            6.655     354     4.482



   Spread Bench Price                  Accrued   NetNet
   bp           %               $@lbp  Int(M)    (MM)    Dated      Notes
   --           -               -----  ------    ----    -----      -----
 0      0 Interp                               0       0 01-Nov-02 XRS_PO
 0      0 Interp                           47.74       0 01-Nov-02 NTL_IO
 0      0 Interp                              70       0 01-Nov-02 FIX
 0      0 Interp                           14.77       0 25-Nov-02 FIX
 0      0 Interp                          103.41       0 01-Nov-02 FIX
 0      0 Interp                           25.85       0 25-Nov-02 FIX
 0      0 Interp                          180.94       0 01-Nov-02 FIX
 0      0 Interp                           22.46       0 01-Nov-02 FIX
 0      0 Interp                            37.8       0 01-Nov-02 FIX

Yield Curve Mat 6MO 2YR 5YR 10YR 30YR
            Yld 1.275 2.017 3.198 4.141 5.009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC0202 - Price/Yield - A1



Balance     $22,159,500.00 Delay       0             WAC          6.655203898
Coupon      6              Dated       11/25/2002    NET          6.400203898
Settle      11/29/2002     First       12/25/2002    WAM          354
                           Payment

Price       50 PPC         75 PPC      100 PPC       150 PPC      200 PPC
            Yield          Yield       Yield         Yield        Yield
100-17.00          5.735        5.618        5.512         5.322        5.152
100-21.00          5.656        5.511         5.38         5.146        4.936
100-25.00          5.576        5.405        5.248          4.97         4.72
100-29.00          5.497        5.298        5.117         4.794        4.506
101-01.00          5.418        5.192        4.986          4.62        4.292
101-05.00          5.339        5.086        4.855         4.445        4.078
101-09.00           5.26         4.98        4.725         4.271        3.865
101-13.00          5.182        4.874        4.595         4.097        3.652
101-17.00          5.103        4.769        4.465         3.924         3.44
101-21.00          5.025        4.664        4.335         3.751        3.229
101-25.00          4.947        4.559        4.206         3.579        3.018
101-29.00          4.869        4.454        4.077         3.407        2.807
102-01.00          4.791         4.35        3.948         3.235        2.597
102-05.00          4.713        4.245         3.82         3.064        2.388
102-09.00          4.636        4.141        3.692         2.893        2.179
102-13.00          4.558        4.037        3.564         2.722        1.971
102-17.00          4.481        3.934        3.436         2.552        1.763

WAL                1.705        1.245            1          0.74        0.601
Mod Durn           1.57         1.169        0.948         0.711        0.581
Mod Convexity      0.04         0.023        0.016          0.01        0.007
Principal Window Dec02 - Mar06 Dec02 - Mar05 Dec02 - Sep04 Dec02 - Mar04 Dec02 - Dec03


     Yield Curve  Mat 6MO 2YR 5YR 10YR 30YR
                  Yld 1.275 2.017 3.198 4.141 5.009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC0202 - Price/Yield - A11



Balance        $22,159,500.00 Delay        24             WAC         6.655203898
Coupon         6              Dated        11/1/2002      NET         6.400203898
Settle         11/29/2002     First        12/25/2002     WAM         354
                              Payment

Price       50 PPC       75 PPC       100 PPC      150 PPC      200 PPC
            Yield        Yield         Yield        Yield        Yield
100-17.00          5.481        5.277         5.091        4.759        4.463
100-21.00          5.402        5.171          4.96        4.585        4.249
100-25.00          5.323        5.065         4.829         4.41        4.035
100-29.00          5.245        4.959         4.699        4.236        3.822
101-01.00          5.166        4.853         4.569        4.063         3.61
101-05.00          5.088        4.748         4.439        3.889        3.398
101-09.00          5.009        4.643         4.309        3.717        3.186
101-13.00          4.931        4.538          4.18        3.544        2.976
101-17.00          4.853        4.433         4.051        3.372        2.765
101-21.00          4.775        4.329         3.923        3.201        2.555
101-25.00          4.698        4.224         3.794        3.029        2.346
101-29.00          4.62         4.12         3.666        2.859        2.137
102-01.00          4.543        4.016         3.538        2.688        1.929
102-05.00          4.466        3.913         3.411        2.518        1.722
102-09.00          4.389        3.809         3.283        2.349        1.514
102-13.00          4.312        3.706         3.156        2.179        1.308
102-17.00          4.235        3.603         3.029        2.011        1.102

WAL                1.705        1.245             1         0.74        0.601
Mod Durn           1.573        1.172         0.951        0.713        0.583
Mod Convexity      0.04         0.023         0.016         0.01        0.007
Principal Window Dec02 - Mar06 Dec02 - Mar05 Dec02 - Sep04 Dec02 - Mar04 Dec02 - Dec03


Yield Curve Mat 6MO 2YR 5YR 10YR 30YR
            Yld 1.275 2.017 3.198 4.141 5.009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC0202 - Price/Yield - A2



Balance    $38,772,000.00 Delay         0            WAC         6.655203898
Coupon     6              Dated         11/25/2002   NET         6.400203898
Settle     11/29/2002     First Payment 12/25/2002   WAM         354


Price      50 PPC         75 PPC      100 PPC      150 PPC       200 PPC
           Yield          Yield        Yield        Yield         Yield
100-12.00          6.012         5.99         5.966        5.918         5.871
100-16.00          5.991         5.961        5.929        5.866         5.803
100-20.00          5.97          5.933        5.893        5.814         5.735
100-24.00          5.949         5.905        5.856        5.762         5.668
100-28.00          5.928         5.876        5.82         5.71          5.6
101-00.00          5.907         5.848        5.784        5.658         5.533
101-04.00          5.886         5.82         5.747        5.606         5.465
101-08.00          5.866         5.792        5.711        5.554         5.398
101-12.00          5.845         5.763        5.675        5.503         5.331
101-16.00          5.824         5.735        5.639        5.451         5.264
101-20.00          5.803         5.707        5.603        5.4           5.197
101-24.00          5.783         5.679        5.567        5.349         5.13
101-28.00          5.762         5.652        5.531        5.297         5.064
102-00.00          5.741         5.624        5.496        5.246         4.997
102-04.00          5.721         5.596        5.46         5.195         4.931
102-08.00          5.7           5.568        5.424        5.144         4.865
102-12.00          5.68          5.54         5.389        5.093         4.798

WAL                7.916         5.393            4        2.671         2.009
Mod Durn           5.933         4.387        3.418        2.39          1.838
Mod Convexity      0.505         0.271        0.161        0.079         0.048
Principal Window Dec02 - Feb19 Dec02 - Sep14 Dec02 - Nov10 Dec02 - Aug07 Dec02 - May06



Yield Curve Mat 6MO 2YR 5YR 10YR 30YR
            Yld 1.275 2.017 3.198 4.141 5.009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC0202 - Price/Yield - A22



Balance        $38,772,000.00  Delay         24            WAC         6.655203898
Coupon         6               Dated         11/1/2002     NET         6.400203898
Settle         11/29/2002      First Payment 12/25/2002    WAM         354

Price       50 PPC         75 PPC       100 PPC       150 PPC       200 PPC
            Yield          Yield        Yield         Yield         Yield
100-12.00           5.945         5.899        5.849        5.751         5.654
100-16.00           5.924         5.871        5.813        5.699         5.587
100-20.00           5.903         5.842        5.776        5.648         5.519
100-24.00           5.882         5.814         5.74        5.596         5.452
100-28.00           5.861         5.786        5.704        5.544         5.385
101-00.00           5.841         5.758        5.668        5.493         5.318
101-04.00           5.82          5.73         5.632        5.441         5.251
101-08.00           5.799         5.702        5.596        5.39          5.184
101-12.00           5.779         5.674        5.56         5.338         5.117
101-16.00           5.758         5.646        5.524        5.287         5.05
101-20.00           5.737         5.618        5.488        5.236         4.984
101-24.00           5.717         5.59         5.453        5.185         4.918
101-28.00           5.696         5.562        5.417        5.134         4.851
102-00.00           5.676         5.535        5.382        5.083         4.785
102-04.00           5.655         5.507        5.346        5.032         4.719
102-08.00           5.635         5.479        5.311        4.981         4.653
102-12.00           5.614         5.452        5.275        4.931         4.588

WAL                 7.916         5.393            4        2.671         2.009
Mod Durn            5.943         4.394        3.423        2.393         1.841
Mod Convexity       0.507         0.272        0.161        0.079         0.048
Principal Window Dec02 - Feb19 Dec02 - Sep14 Dec02 - Nov10 Dec02 - Aug07 Dec02 - May06


Yield Curve Mat 6MO 2YR 5YR 10YR 30YR
            Yld 1.275 2.017 3.198 4.141 5.009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC0202 - Price/Yield - NAS



Balance        $15,000,000.00 Delay        24             WAC         6.655203898
Coupon         6              Dated        11/1/2002      NET         6.400203898
Settle         11/29/2002     First        12/25/2002     WAM         354
                              Payment

Price        50 PPC       75 PPC       100 PPC      150 PPC      200 PPC
             Yield        Yield         Yield        Yield        Yield
100-13.50          5.981        5.973         5.966        5.935        5.876
100-17.50          5.967        5.957         5.949        5.914        5.846
100-21.50          5.953        5.942         5.932        5.893        5.816
100-25.50          5.938        5.926         5.916        5.872        5.786
100-29.50          5.924        5.911         5.899        5.851        5.756
101-01.50          5.91         5.895         5.883        5.829        5.726
101-05.50          5.896        5.88          5.867        5.808        5.696
101-09.50          5.882        5.865         5.85         5.787        5.667
101-13.50          5.868        5.849         5.834        5.766        5.637
101-17.50          5.854        5.834         5.817        5.745        5.607
101-21.50          5.84         5.819         5.801        5.725        5.577
101-25.50          5.826        5.803         5.785        5.704        5.548
101-29.50          5.812        5.788         5.768        5.683        5.518
102-01.50          5.798        5.773         5.752        5.662        5.488
102-05.50          5.784        5.758         5.736        5.641        5.459
102-09.50          5.77         5.743         5.72         5.621        5.429
102-13.50          5.756        5.728         5.703        5.6          5.4

WAL                13.586       11.828        10.652       7.554        4.879
Mod Durn           8.727        8.006         7.488        5.854        4.121
Mod Convexity      1.108        0.908         0.775        0.446        0.209
Principal Window Dec07 - May32 Dec07 - May32 Dec07 - May32 M Dec07 - May32 - Nov06 - Jun09



Yield Curve Mat 6MO 2YR 5YR 10YR 30YR
            Yld 1.275 2.017 3.198 4.141 5.009



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC0202 - Price/Yield - Z



Balance        $4,811,904.22    Delay        24            WAC          6.655203898
Coupon         6                Dated        11/1/2002     NET          6.400203898
Settle         11/29/2002       First        12/25/2002    WAM          354
                                Payment

Price       50 PPC         75 PPC      100 PPC       150 PPC      200 PPC
            Yield          Yield        Yield         Yield        Yield
92-23.00            6.439        6.551        6.757         7.507        8.055
92-27.00            6.432        6.542        6.744         7.48         8.018
92-31.00            6.425        6.533        6.731         7.453        7.98
93-03.00            6.419        6.524        6.718         7.426        7.943
93-07.00            6.412        6.515        6.705         7.399        7.906
93-11.00            6.405        6.506        6.692         7.372        7.868
93-15.00            6.398        6.497        6.68          7.345        7.831
93-19.00            6.391        6.488        6.667         7.319        7.794
93-23.00            6.385        6.48         6.654         7.292        7.757
93-27.00            6.378        6.471        6.641         7.265        7.72
93-31.00            6.371        6.462        6.629         7.238        7.683
94-03.00            6.364        6.453        6.616         7.212        7.646
94-07.00            6.357        6.444        6.603         7.185        7.61
94-11.00            6.351        6.435        6.591         7.159        7.573
94-15.00            6.344        6.427        6.578         7.132        7.536
94-19.00            6.337        6.418        6.566         7.106        7.5
94-23.00            6.331        6.409        6.553         7.079        7.463

WAL                 21.147       16.388       11.453        5.154        3.729
Mod Durn            19.569       14.953       10.429        4.965        3.587
Mod Convexity       4.02         2.412        1.221         0.271        0.146
Principal Window Mar19 - May32 Sep14 - May32 Nov10 - May32 Sep07 - Jul08 May06 - Nov06


Yield Curve Mat 6MO 2YR 5YR 10YR 30YR
            Yld 1.275 2.017 3.198 4.141 5.009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.